SEQUOIA FUND, INC.

                        Supplement dated August 28, 2007
                       to the Prospectus dated May 1, 2007

The fourth bullet point under "Purchase and Sale of Shares - How to Redeem Shares - By Mail" is deleted in its entirety and replaced with the following:

o If your shares are represented by a Stockholder's Open Account, your redemption request must include a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution.

The paragraph under "Purchase and Sale of Shares - How to Redeem Shares - By Telephone" is deleted in its entirety and replaced with the following:

You may make an oral redemption request of $25,000 or less, which does not require a signature guarantee, unless your address has changed within the 60 days prior to the request. All other redemption requests must have signature guarantees. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

The section "Purchase and Sale of Shares - How to Redeem Shares - Payment" is deleted in its entirety and replaced with the following:

o The Fund, at the discretion of the Board of Directors, may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

o The Fund has adopted a policy under which the Fund may limit cash payments in connection with redemption requests to $250,000 during any ninety (90) day period. As a result, the Fund may pay you in securities or partly in securities if the amount of Fund shares that you redeem is more than $250,000.

o It is highly likely that the Fund will pay you in securities or partly in securities if you make a redemption (or series of redemptions) for more than $250,000.

o When satisfying redemption requests with portfolio securities, the Fund will deliver portfolio securities to you regardless of whether you have a brokerage or bank account into which you can take delivery of the securities.

o If your redemption request involves more than $250,000 (or if your redemption request, together with other redemption requests during any ninety (90) day period, is more than $250,000) and you have a brokerage or bank account into which the portfolio securities can be delivered, you must provide the Fund with information about the brokerage or bank account, including the name of the broker or bank, their Depository Trust Company
     (DTC) participant account number and your brokerage or bank account number, and your telephone number at the time of your redemption request.

o If your redemption request involves more than $250,000 (or if your redemption request, together with other redemption requests during any ninety (90) day period, is more than $250,000) and you do not have a brokerage or bank account into which the portfolio securities can be delivered, the Fund will determine the value of the portfolio securities to be delivered to you in redemption as of the date of redemption and:

     > If the portfolio securities are certificated, the Fund will send you by registered mail a certificate or certificates representing the securities promptly upon its receipt of the certificate or certificates from the issuer or issuers. The issuer or issuers of the portfolio securities may not send certificates representing the securities to the Fund for a period of days. You may be unable to sell certificated portfolio securities registered in your name until you have received the certificates evidencing the securities; or

     > If the portfolio securities are not certificated, the Fund will send you a letter by registered mail confirming that the portfolio securities have been registered in your name by the transfer agent of the issuer.

o As noted above, the Fund may take up to seven days to satisfy a redemption request. To avoid delays in receiving portfolio securities, you should establish a brokerage or bank account into which the securities can be delivered and, as set forth above, provide the Fund with the brokerage or bank account information at the time of your redemption request.

o You should understand that you will incur brokerage and other costs in connection with the sale of any portfolio securities that you receive in connection with a redemption request. You should also understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your Fund shares. If provided with notice in advance of your chosen redemption date, the Fund's management will assist you to the extent possible to minimize this potential market exposure by providing you in advance with a list of the approximate number and value of the portfolio securities that you will receive.



             THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE





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